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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                   May 5, 1997
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                                 Date of Report
                        (Date of earliest event reported)


                              ARIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             NEW YORK               1-4814              22-1715275
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         (State or other         (Commission          (IRS Employer
         jurisdiction of         File Number)      Identification No.)
         incorporation)


                   475 FIFTH AVENUE, NEW YORK, NEW YORK 10017
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              (Address of registrant's principal executive offices)


                                 (212) 686-5050
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On May 5, 1997, the Registrant and each of BNY Financial Corporation ("BNY") and AIF-II, L.P. ("AIF-II") entered into amendments whereby the scheduled quarterly interest payments under the Series A Junior Secured Note Agreement dated June 30, 1993 between the Registrant and BNY and the Series B Junior Secured Note Agreement dated June 30, 1993 between the Registrant and AIF-II, due on May 5, 1997 were deferred and shall become due on June 18, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.

10.101. Amendment dated May 5, 1997 to Series A Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and BNY Financial Corporation.

10.102. Amendment dated May 5, 1997 to Series B Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and AIF-II, L.P.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARIS INDUSTRIES, INC.


                                    By: /s/ PAUL SPECTOR
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                                        Paul Spector
                                        Senior Vice President and
                                        Chief Financial Officer

Date: May 8, 1997